SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2004

Verticalnet, Inc.

(Exact name of Registrant as Specified in its Charter)

Pennsylvania	000-25269	23-2815834
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Chester Field Parkway, Malvern, PA	19355
(Address of principal executive offices)	Zip Code

Registrant’s telephone, including area code: (610) 240-0600

Not Applicable

(Former name and former address, if changed since last report)

ITEM 5. OTHER EVENTS.

On January 23, 2004, Verticalnet, Inc. issued a press release, filed herewith under Item 7, regarding the closing of a private placement of common stock and warrants.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits:

99.1	Press Release, dated January 23, 2004, issued by Verticalnet, Inc. regarding a private placement of common stock and warrants.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

VERTICALNET, INC.

Date: January 23, 2004	By:	/s/ Gene S. Godick
	Name:	Gene S. Godick
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release, dated January 23, 2004, issued by Verticalnet, Inc. regarding a private placement of common stock and warrants.